SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                         FORM 8-K/A
                      (Amendment No. 1)

                       CURRENT REPORT


              Pursuant to Section 13 or 15 (d)
           of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                         May 31,1995


               PIKEVILLE NATIONAL CORPORATION
   (Exact name of registrant as specified in its charter)

     Kentucky             0-11129            61-0979818
     (State or other    (Commission       (IRS Employer
     jurisdiction of    File Number)     Identification
     incorporation)                           No.)

     208 North Mayo Trail
     Pikeville, Kentucky                          41501
     (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:
                           (606) 432-1414

                       Not Applicable
     (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

This amendment to the Registrant's Form 8-K, filed on June
14, 1995 for the acquisition of Woodford Bancorp, Inc. on May 31, 1995, presents the financial statements and pro forma financial information required to satisify the reporting requirements of Item 7(a) and 7(b).

PIKEVILLE NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
                                                             March 31
(in thousands)                                                 1995

Assets:
   Cash and Cash Equivalents
    Cash and due from banks                                      49,264
    Interest bearing deposits in other financial institutions     2,729
    Federal funds sold                                           16,599
     Total cash and cash equivalents                             68,592
   Securities available for sale                                 68,560
   Securities held to maturity (fair value of
      $383,492)                                                 394,509
   Loans and lease financing                                    965,863
   Less: Allowance for losses                                   (14,228)
         Net Loans and lease financing                          951,635
   Loans held for sale                                            6,846
   Premises and equipment, net                                   41,433
   Interest receivable                                           11,406
   Excess of cost over net assets acquired (net of
    amortization of $4,532)                                      16,469
   Other real estate (net of allowance for losses of
      $2,115 )                                                    2,919
   Other assets                                                   9,233
     Total Assets                                            $1,571,602

Liabilities and Shareholders' Equity:
   Deposits
     Non-Interest bearing                                       149,030
     Interest bearing                                         1,152,696
       Total Deposits                                         1,301,726
   Federal funds purchased and securities
     sold under repurchase agreements                            25,606
   Other short-term borrowings                                    1,941
   Dividends payable                                              1,272
   Interest payable                                               5,695
   Other liabilities                                              4,907
   Advances from Federal Home Loan Bank                          78,474
   Long-term debt                                                24,275
     Total Liabilities                                        1,443,896

Shareholders' Equity:
   Preferred stock, no par value, 300,000 shares
     authorized and unissued
   Common stock, $5 par value, 25,000,000 shares authorized;
     shares issued and outstanding,
     1995-8,944,235                                              44,721
   Capital Surplus                                               27,399
   Retained earnings                                             56,589
   Net unrealized depreciation on securities
    available for sale, net of tax                               (1,003)

      Total Shareholders' Equity                                127,706

      Total Liabilities and Shareholders' Equity              1,571,602

PIKEVILLE NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
                                                    March 31
(in thousands except per share data)                  1995
Interest Income:
Interest and fees on loans and leases                  22,516
Interest and dividends on securities-
   Taxable                                              5,926
   Tax exempt                                             763
Interest on federal funds sold                            759
Interest on deposits in other finan                        49
                                                       30,013
Interest Expense:
Interest on deposits                                   12,359
Interest on federal funds purchased and securities
   sold under repurchase agreements                       374
Interest on other short-term borrow                        46
Interest on advances from Federal H                     1,156
Interest on long-term debt                                510
                                                       14,445

Net interest income                                    15,568
Provision for loan losses                               1,071
Net interest income after provision                    14,497

Non-interest income:
Service charges on deposit accounts                     1,161
Gains on sale of loans, net                                39
Insurance commissions                                     184
Trust income                                              307
Securities gains, net                                       5
Other                                                     970
                                                        2,666
Non-interest expenses:
Salaries and wages                                      4,735
Employee Benefits                                       1,422
Equipment                                                 869
Data processing                                           585
Stationery, printing and office sup                       425
Taxes other than payroll, property                        403
FDIC insurance                                            659
Other                                                   3,115
                                                       13,176

Income before income taxes                              3,987
Income taxes                                            1,014
Net Income                                              2,973

Earnings per share:
  Primary                                                0.34
  Fully diluted                                          0.34

Average  shares outstanding
  Primary                                               8,840
  Fully diluted                                         8,840

PIKEVILLE NATIONAL CORPORATION                     Twelve Months Ended
CONSOLIDATED STATEMENTS OF INCOME                  December 31
(in thousands)                                       1994      1993
Interest Income:
Interest and fees on loans and lease financing      78,143  $ 76,068
Interest and dividends on securities-
   Taxable                                          23,164    24,889
   Tax exempt                                        3,050     2,643
Interest on federal funds sold                       1,996     1,001
Interest on deposits in other financial institution    207       328
                                                   106,560   104,929
Interest Expense:
Interest on deposits                                39,889    39,282
Interest on federal funds purchased and securities
   sold under repurchase agreements                  1,234       915
Interest on other short-term borrowings                 90        90
Interest on advances from Federal Home Loan Bank     4,132     3,550
Interest on long-term debt                           2,025     2,779
                                                    47,370    46,616

Net interest income                                 59,190    58,313
Provision for loan and lease losses                  6,066     4,442
Net interest income after provision for loan losses 53,124    53,871

Non-interest income:
Service charges on deposit accounts                  4,651     4,226
Gains on sale of loans, net                            784     2,038
Insurance commissions                                  863       770
Trust income                                         1,600     1,162
Securities gains (losses), net                         (45)    2,003
Other                                                1,800     1,870
                                                     9,653    12,069
Non-interest expenses:
Salaries and wages                                  17,679    17,703
Employee benefits                                    5,354     5,174
Occupancy, net                                       3,250     3,052
Equipment                                            3,173     3,049
Data processing                                      2,084     1,184
Stationery, printing and office supplies             1,496     1,499
Taxes other than payroll, property and income        1,682     1,471
FDIC insurance                                       2,715     2,753
Losses associated with mortgage-backed derivative s  2,793         0
Restructuring and reengineering costs                  945         0
Other                                               11,116     9,686
                                                    52,287    45,571

Income before income taxes                          10,490    20,369
Income taxes                                         2,278     5,533
Net Income                                           8,212  $ 14,836
Earnings per share:
  Primary                                          $  0.95 $    1.80
  Fully diluted                                       0.95      1.78

Average  shares outstanding
  Primary                                            8,601     8,246
  Fully diluted                                      8,602     8,323

WOODFORD BANCORP, INCORPORATED
CONSOLIDATED BALANCE SHEETS
                                            March 31
(in thousands)                                1995

Assets:
   Cash and Cash Equivalents
    Cash and due from banks                   3,271
    Federal funds sold                        1,000
     Total cash and cash equivalents          4,271
   Securities available for sale              4,976
   Securities held to maturity
     (fair value of $38,016)                 37,786
   Loans and lease financing                 52,187
   Less: Allowance for losses                (2,036)
         Net Loans and lease financing       50,151
   Premises and equipment, net                1,619
   Interest receivable                        1,233
   Other assets                                 805
     Total Assets                           100,841

Liabilities and Shareholders'  Equity:
   Deposits
     Non-Interest bearing                    13,516
     Interest bearing                        74,833
       Total Deposits                        88,349
   Other short-term borrowings                   33
   Interest payable and other liabilities       296
     Total Liabilities                       88,678

Shareholders' Equity:
   Common stock, $10 par value, 50,000 shares authorized:
     shares issued and outstanding,
     1995-43,235                                432
   Retained earnings                         11,741
   Net unrealized depreciation on securities
      available-for-sale, net of tax            (10)

      Total Shareholders' Equity             12,163

      Total Liabilities and
       Shareholders' Equity                 100,841

WOODFORD BANCORP, INCORPORATED
CONSOLIDATED STATEMENTS OF INCOME
                                                       March 31
(in thousands except per share data)                     1995
Interest Income:
Interest and fees on loans and leases                  $  1,133
Interest and dividends on securities-
   Taxable                                                  596
   Tax exempt                                               103
Interest on federal funds sold                               24
                                                          1,856
Interest Expense:
Interest on deposits                                        786
                                                            786

Net interest income                                       1,070
Provision for loan losses                                    25
Net interest income after provision                       1,045

Non-interest income:
Service charges on deposit accounts                          88
Trust income                                                 31
Securities gains, net                                         3
Other                                                        57
                                                            179
Non-interest expenses:
Salaries and wages                                          293
Employee benefits                                            74
Occupancy, net                                              146
Equipment                                                    42
Stationery, printing and office supp                         17
Other                                                       105
                                                            677

Income before income taxes                                  547
Income taxes                                                  0
Net Income                                             $    547

Net income per share:
  Primary                                              $   12.72
  Fully diluted                                            12.72

Average  shares outstanding
  Primary                                                     43
  Fully diluted                                               43

                                                        Three
WOODFORD BANCORP, INCORPORATED                       Months Ended
CONSOLIDATED STATEMENT OF CASH FLOWS                   March 31
(in thousands)                                           1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                        $        547
  Adjustments to reconcile net income to net cash
    provided by operating activities:
  Depreciation and amortization                               33
  Provision for loan and other real estate losses             25
  (Gains) losses on sale of assets, net                      (20)
  Changes in:
    Interest receivable                                       47
    Interest payable                                          25
    Other liabilities                                        (93)
    Other assets                                            (128)
          Net cash provided by operating activities          436

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of securities held-to-maturity                   (185)
  Net change in loans                                       (463)
  Purchase of premises, equipment and other real esta        (36)
  Proceeds from sale of premises and equipment                20
          Net cash used in investing activities             (664)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in deposits                                  (1,276)
  Net change in short-term borrowings                         33
  Dividends paid                                             (52)
          Net cash used in financing activities           (1,295)
          Net decrease in cash and cash equivalents       (1,523)

  Cash and cash equivalents at beginning of period         5,794
  CASH AND CASH EQUIVALENTS AT END OF PERIOD        $      4,271

  The Registrant hereby incorporates by reference Woodford Bancorp, Incorporated's audited financial statements for the period ending December 31, 1994 found on pages 68 through f-6 of the Registrant's Form S-4 dated March 20, 1995, Registrantion Statement No. 33-90448.

  The Registrant hereby, incorporates by reference Woodford Bancorp, Incorporated's Managment Discussion and Analysis of Financial Condition and Results of Operations found on pages 36 through 61 of the Registrant's Form S-4 dated March 20, 1995, Registration Statement No. 33-09448.

                              SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIKEVILLE NATIONAL CORPORATION

                                 By:




                                 Signature
                                 Richard M. Levy
Dated:  August 14, 1995          Senior Vice President and
                                 Chief Financial Officer